CERTIFICATION OF PFO PURSUANT TO 18 U.S.C. 1350
Exhibit 32.2
CERTIFICATION

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350, as adopted), Salil Dhaumya, PrincipalFinancial Officer of Pan American Goldfields Ltd. (the “Company”), hereby certifies that, to the best of his knowledge:

1.
This Annual Report on Form 10-K/A for the fiscal year ended February 28, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 13, 2012	/s/ Salil Dhaumya
Salil Dhaumya
PrincipalFinancial Officer